UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2007

GOLDEN AUTUMN HOLDINGS, INC
(Exact name of registrant as specified in its charter)

Nevada	000-51246	84-1647399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15455 Dallas Parkway, 6th Floor
Dallas, Texas 75001
(Address of principal executive offices) (zip code)

(604) 687-7178
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of September 6, 2007, Michael Potts resigned as a member of the Board of Directors of Golden Autumn Holdings, Inc. (the “Company”).

Effective as of September 6, 2007, the following became members of the Board of Directors of the Company:

Guanglong Li
Xiping Wang
Shengyun Qiu
Timothy J. Craddock
Zhen Zhang

Guanglong Li

Guanglong Li has been an executive in the senior living industry for over 24 years. Mr. Li has been chairman and general manager of the predecessors of Golden Autumn since May of 1997. He has led the predecessors of the Company through its privatization and various reorganizations for growth. He was a government official at the Sichuan Government before his involvement in the business.

Xiping Wang

Xiping Wang, has served as Vice President of the predecessors of Golden Autumn in charge of investment/financing since 2005. He graduated from South Western University of Finance and Economics as Master in Economics and has over 27 years corporate financing and banking experience. Mr. Wang was the founder of Chengdu Changjin Investment Management Co., Ltd. From 1994 until 2004, he held various senior positions including GM of Cooperate Credit Department and Assets Security Department with China Merchants Bank Chengdu Branch

Shengyun Qiu

Shengyun Qiu has over 40 years of experience and most recently was China’s Ambassador to Jordan. Mr. Qiu has also been the Consulate General of the People’s Republic of China in the United States. Mr. Qiu graduated from Fudan University in 1964.

Timothy J. Craddock

Timothy J. Craddock has over 15 years of experience in the finance industry. From December 2002 to present, Mr. Craddock has been the President of Lone Stat Site Acquisition. He has previously worked as Senior Vice President of Corporate Development at Aurion Technologies and was President and CEO of CCI Commercial Real Estate Services. Mr. Craddock received his BS from the University of Oklahoma School of Business in 1991.

Zhen Zhang

Zhen Zhang has had over 12 years experience in banking and corporate finance. From October 2005 to present, Mr. Zhang has been the General Manager of the Risk Control Department for Issuing Line of Credit to Industrial and Commercial Enterprises, Beijing Agriculture Commercial Bank. From September 2001 to October 2005, he was the Executive Vice Governor of Baotou Commercial Bank. He has also held positions as the General Manager of the Line of Credit & Loan Department at Baotou Commercial Bank, and was previously the the Head of Planning Department, the Head of Coordination Department and the General Internal Auditor at Baotou People’s Bank. Mr. Zhang graduated from Henan Banking & Finance College and has an MBA from Beijin Jiaotong University.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 7, 2007	GOLDEN AUTUMN HOLDINGS, INC

By: /s/Charles Fu
Charles Fu
President